UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007 (December 13, 2007)

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SECURITY CAPITAL ASSURANCE LTD
(Exact name of registrant as specified in its charter)

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Bermuda	001-32950	Not applicable
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

A.S. Cooper Building, 26 Reid Street, 4th Floor, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279 7450

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events.

          On December 13, 2007, Security Capital Assurance Ltd issued the press release attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01                Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release, “Security Capital Assurance Ltd Provides Additional Commentary on Fitch Ratings Actions,” dated December 13, 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY CAPITAL ASSURANCE LTD
(Registrant)

Date: December 13, 2007	By: /s/ Michael Rego
Name: Michael Rego
Title: Executive Vice President